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                                                                    EXHIBIT 10.2


April 9, 2003

Joe Kimmel
Manager Marketing & Transportation
Shell Exploration & Production Company, and on behalf of all
Shell Producer Entities
200 North Dairy Ashford
Houston, TX  77079

RE: Letter Agreement Concerning Sections 6.6 and 11.1 of the Sixth Amendment to the Conveyance of Gas Processing Rights effective March 1, 2003, between Enterprise Gas Processing, LLC, and Shell Oil Company and Other Shell Producer Entities

Dear Joe:

Enterprise Gas Processing, LLC ("Processor") and the undersigned Shell Exploration & Production Company, Shell Oil Company, Shell Offshore Inc. (including Shell Deepwater Development Inc. and Shell Deepwater Production Inc., which were merged into Shell Offshore Inc.), Shell Consolidated Energy Resources Inc., Shell Land & Energy Company, Shell Frontier Oil & Gas Inc. and Shell Gulf of Mexico Inc. (the foregoing Shell entities collectively herein "Producers") are parties to that certain Sixth Amendment to the Conveyance of Gas Processing Rights, effective as of March 1, 2003 (the "Conveyance Agreement").

This letter agreement ("Letter Agreement") sets forth the agreement between Processor and Producers regarding Section 6.6 (Consideration Adjustment Outside of Normal Operations) and its subparts ("Section 6.6") of the Conveyance Agreement and regarding Section 11.1 (Mutual Agreement Not to Curtail or Withhold) of the Conveyance Agreement. Capitalized terms used in this Letter Agreement that are not defined herein shall have the same meaning ascribed to such terms in the Conveyance Agreement.

In consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows.

1. For the five calendar year period beginning March 1, 2008 and ending February 28, 2013, and for each five calendar year period thereafter during the term of the Conveyance Agreement (i.e., March 1, 2013 through February 28, 2018, etc.) (hereinafter a "Five Year Period"), Processor and Producers (all Producers collectively and not individually or less than all Producers; Processor and all Producers collectively each being referred to herein as a "Party") shall have the right to renegotiate with the other Party the provisions of Section 6.6 by delivering to the other Party written notice thereof ("Renegotiation Notice"). The Renegotiation Notice shall be delivered no more than 120 days nor less than 90


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     days prior to (i) March 1, 2008, for the initial Five Year Period and/or
     (ii) the date on which any subsequent Five Year Period commences (March 1 of the first calendar year). Any Renegotiation Notice shall be provided in accordance with Section 18.6 of the Conveyance Agreement.

2. If, following delivery of a timely Renegotiation Notice, a definitive agreement for a renegotiated Section 6.6 is reached and fully executed by Processor and all Producers prior to the date of commencement (March 1 of the first calendar year) of the applicable Five Year Period, the new provisions thereof shall be effective at and as of the commencement of the applicable Five Year Period.

3. If, following delivery of a timely Renegotiation Notice, a definitive agreement for a renegotiated Section 6.6 is not reached and fully executed by Processor and all Producers prior to the date of commencement (March 1 of the first calendar year) of the applicable Five Year Period, the whole of Section 6.6 and this Letter Agreement (including paragraph 4 herein pertaining to Section 11.1 of the Conveyance Agreement) shall terminate effective at and as of the commencement of the applicable Five Year Period.

4. The Parties agree that, as used in Section 11.1 of the Conveyance Agreement, "good faith reason" shall not include economic hardships.

5. If neither Party timely delivers a Renegotiation Notice with respect to a Five Year Period, Section 6.6 shall continue in full force and effect for such Five Year Period.

6. The provisions of this Letter Agreement are personal to each Party and shall not be assigned by a Party except to an Affiliate of a Party. In any event, this Letter Agreement is not applicable to and shall be of no force or effect as to any assignees of a Dedicated Lease that is subject to the Conveyance Agreement.

7. Nothing in this Letter Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Letter Agreement on any person other than the undersigned parties.

8. Each Party agrees that this Letter Agreement and its provisions are confidential and shall not be disclosed by a Party, without the written consent of the other Party, to a third party (excluding Affiliates of a Party and the Party's and its Affiliates' employees, agents, contractors, attorneys, accountants, lenders, consultants or other advisors who have agreed to keep such terms confidential) except to the extent necessary to comply with any applicable law, order, regulation or exchange rule (including, without limitation, the rules of the Securities and Exchange Commission and the New York Stock Exchange).

9.   The Dispute Resolution provisions of the Conveyance Agreement, Sections
     16.1 through 16.4, inclusive, are incorporated by this reference as though fully set forth herein and shall apply to this Letter Agreement.


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10.  This Letter Agreement shall be governed by and enforced in accordance with the laws of the State of Louisiana without giving effect to its principles regarding conflicts of laws.

In witness whereof, the undersigned parties have caused this Letter Agreement, effective March 1, 2003, to be executed by their duly authorized representative on the dates indicated below.


PROCESSOR                               PRODUCER
ENTERPRISE GAS PROCESSING, LLC          SHELL OIL COMPANY


By:  /s/ W. Ordemann                    By:  /s/ B. K. Garrison
   ---------------------------             ---------------------------

Name: W. Ordemann                       Name: B. K. Garrison
Title: Sr. Vice President               Title: Attorney-in-Fact
Date: April 9, 2003                     Date: April 9, 2003


                                        SHELL OFFSHORE INC.

                                        By:  /s/ J. W. Kimmel
                                           ---------------------------
                                        Name: J. W. Kimmel
                                        Title: Attorney-in-Fact
                                        Date: April 9, 2003


                                        SHELL CONSOLIDATED ENERGY RESOURCES INC.

                                        By:  /s/ B. K. Garrison
                                           ---------------------------
                                        Name: B. K. Garrison
                                        Title: Attorney-in-Fact
                                        Date: April 9, 2003


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                                        SHELL LAND & ENERGY COMPANY

                                        By: /s/ B. K. Garrison
                                           ---------------------------
                                        Name: B. K. Garrison
                                        Title: Attorney-in-Fact
                                        Date: April 9, 2003


                                        SHELL FRONTIER OIL & GAS INC.

                                        By:  /s/ J. W. Kimmel
                                           ---------------------------
                                        Name: J. W. Kimmel
                                        Title: Attorney-in-Fact
                                        Date: April 9, 2003


                                        SHELL EXPLORATION & PRODUCTION COMPANY

                                        By:  /s/ R. M. Restucci
                                           ---------------------------
                                        Name: R. M. Restucci
                                        Title: President & CEO
                                        Date: April 9, 2003


                                        SHELL GULF OF MEXICO INC
                                        By:  /s/ J. W. Kimmel
                                           ---------------------------
                                        Name: J. W. Kimmel
                                        Title: Attorney-in-Fact
                                        Date: April 9, 2003


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